                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

                         Louisiana-Pacific Corporation

                                Debt Securities

                             Underwriting Agreement
                             ----------------------

                                                                  August 8, 2001

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Goldman, Sachs & Co.,
 as Independent Underwriter
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

       From time to time Louisiana-Pacific Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

       The Company and the Underwriters, in accordance with the requirements of Rule 2710(c)(8) and Rule 2720 ("Rule 2720") of the National Association of Securities Dealers, Inc. (the "NASD") and subject to the terms and conditions stated herein and in the applicable Pricing Agreement, also hereby confirm the engagement of the services of Goldman, Sachs & Co. (the "Independent Underwriter") as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 in connection with the offering and sale of the Designated Securities from time to time if and as set forth in the applicable Pricing Agreement.

       The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

    1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters acting without any firm being designated as its or their representative. In addition, the Independent Underwriter may serve as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 with respect to the offering and sale of Designated Securities from time to time if set forth in the applicable Pricing Agreement. This

Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities, and this Underwriting Agreement shall not be construed as an obligation of the Independent Underwriter to serve as a "qualified independent underwriter" with respect to any Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. The obligation of the Independent Underwriter to act as a "qualified independent underwriter" with respect to any Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein, and the provisions with respect to the Independent Underwriter set forth in this Agreement shall not apply with respect to any Designated Securities unless the Company, the Underwriters and the Independent Underwriter evidence their intent to have such provisions apply to such Designated Securities by specific reference thereto in the applicable Pricing Agreement executed by each of such parties.. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, information with respect to the Independent Underwriter and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:

         (a) A registration statement on Form S-3 (File No. 333-73157) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and the Independent Underwriter without exhibits but with all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents as amended, if applicable, incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents as amended, if applicable, filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

        (b) The documents incorporated by reference in the Prospectus, as amended, when they became effective or were filed with the Commission, as the case may be (giving retroactive effect to any such amendments), conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents (as so amended, if applicable, giving retroactive effect to such amendments) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the statements made therein within the coverage of Rule 175(b) under the Act were made by the Company with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives or the Independent Underwriter expressly for use in the Prospectus as amended or supplemented relating to such Securities;

        (c) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the statements made therein within the coverage of Rule 175(b) under the Act were made by the Company with a reasonable basis and in good faith; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives or the Independent Underwriter expressly for use in the Prospectus as amended or supplemented relating to such Securities or to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture;

        (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the latest date as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock (other than issuances and forfeitures of capital stock in connection with equity-based compensation plans of the Company, issuances of stock upon the exercise, conversion or exchange of any outstanding securities of the Company that are exercisable to purchase, or convertible into or exchangeable for, capital stock and purchases of capital stock pursuant to any stock repurchase program disclosed in the Prospectus as amended or supplemented) or any increase in excess of $40 million in the long-term debt of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

        (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it is required to be so qualified, except where failure to be so qualified and in good standing individually or in the aggregate would not have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries ("Material Adverse Effect"); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except where failure to be duly incorporated, validly existing and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

        (f) The Company has an authorized capitalization as set forth in the Prospectus, as amended or supplemented, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise disclosed in the Prospectus as amended or supplemented or where, individually or in the aggregate, the failure to have been duly and validly authorized and issued, to be fully paid and non-assessable and to be owned directly or indirectly by the Company free and clear of liens, encumbrances, equities or claims would not have a Material Adverse Effect);

        (g) The Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated

     Securities (as defined in Section 5 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Indenture conforms in all material respects, and the Designated Securities will conform in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

        (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations and defaults as individually or in the aggregate would not have a Material Adverse Effect and would not have a material adverse effect on the ability of the Company to timely perform its obligations under this Agreement and the Pricing Agreement), nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (except for such violations as individually or in the aggregate would not have a Material Adverse Effect and would not have a material adverse effect on the ability of the Company to timely perform its obligations under this Agreement and the Pricing Agreement); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the laws of jurisdictions outside of the United States in connection with the purchase and distribution of the Securities by the Underwriters;

        (i) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution", "Underwriting", "Certain U.S. Federal Tax Considerations", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Legal and Environmental Matters" and "Business - Legal Proceedings", insofar as they purport to describe the provisions of the laws, documents and proceedings referred to therein, are accurate in all material respects;

        (j) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws (or comparable governing documents). Except as set forth in the Prospectus as amended or supplemented and such violations, defaults and failures as individually or in the aggregate would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries (a) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, (b) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property is subject or (c) has failed to obtain any license, permit, certificate, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business;

        (k) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

        (m) Each of Arthur Andersen LLP and Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

        (n) Other than as set forth in the Prospectus as amended or supplemented, the Company (i) is in compliance with, and is not subject to costs or liabilities under, any and all local, state, provincial, federal and foreign laws, regulations, rules of common law, orders and decrees, as in effect as of the date hereof, and any presently effective judgments, decrees, orders and injunctions issued or promulgated thereunder, in each case, relating to pollution or protection of public and employee health and safety and the environment applicable to it or its business or operations or ownership or use of its property ("Environmental Laws"), other than such noncompliance or costs or liabilities that would not, either individually or in the aggregate, result in a Material Adverse Effect, and (ii) possesses all permits, licenses or other approvals required under applicable Environmental Laws, other than such permits, licenses or approvals the lack of which would not, either individually or in the aggregate, result in a Material Adverse Effect. The statements set forth in the Prospectus as amended or supplemented or incorporated by reference therein regarding pending or threatened proceedings, notices of violation and notices of potential responsibility or liability under Environmental Laws and other existing environmental conditions with respect to the Company or its subsidiaries, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company maintains a system of internal environmental management controls sufficient to provide reasonable assurance that all material sampling, analytical, record keeping and reporting requirements under applicable Environmental Laws are implemented, executed and maintained in accordance with the requirements of such Environmental Laws.

        (o) This Agreement has been duly authorized, executed, and delivered by the Company; and the Pricing Agreement with respect to the Designated Securities will be duly authorized, executed, and delivered by the Company.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. (a) Upon the execution of the Pricing Agreement applicable to any Designated Securities if and as set forth therein, the Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section
(b)(15) of Rule 2720 with respect to the offering and sale of the Designated Securities as specified in the Pricing Agreement with respect thereto.

          (b) Upon the execution of the Pricing Agreement applicable to any Designated Securities if and as set forth therein, the Independent Underwriter hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Designated Securities as described in the Prospectus as amended or supplemented:

               (i) The Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720;

               (ii) The Independent Underwriter has participated in the preparation of the Prospectus as amended or supplemented and has exercised the usual standards of "due diligence" in respect thereto;

               (iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

               (iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the Independent Underwriter to be comparable to the Company with debt securities of maturity and seniority similar to the Designated Securities and the demand for securities of comparable companies similar to the Designated Securities and (D) such other studies, analyses and investigations as the Independent Underwriter has deemed appropriate, and assuming that the offering and sale of the Designated Securities is made as contemplated herein, in the Pricing Agreement and in the Prospectus as amended or supplemented, the Independent Underwriter recommends, as of the date of the execution and delivery of the Pricing Agreement with respect to such Designated Securities, that the yield on the Designated Securities be not less than the percentage set forth in Schedule III to the Pricing Agreement with respect to such Designated Securities (corresponding to an initial public offering price of the percentage set forth in Schedule III to the Pricing Agreement with respect to such Designated Securities), which minimum yield should in no way be considered or relied upon as an indication of the value of the Designated Securities; and

               (v) Subject to the provisions of Section 8 hereof, the Independent Underwriter will furnish to the Underwriters at the Time of Delivery a letter, dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses
          (i) through (iv) above.

          (c) Upon the execution of the Pricing Agreement applicable to any Designated Securities if and as set forth therein, the Independent Underwriter hereby agrees with the

     Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus as amended or supplemented with respect to the Designated Securities, the Independent Underwriter will render services as a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 with respect to the offering and sale of the Designated Securities as described in the Prospectus as so further amended or supplemented that are substantially the same as those services being rendered with respect to the offering and sale of the Designated Securities as described in the Prospectus as amended or supplemented (including those described in subsection (b) above).

          (d) Upon the execution of the Pricing Agreement applicable to any Designated Securities if and as set forth therein, the Company, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Designated Securities. The Company agrees to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

          (e) As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $10,000 at the Time of Delivery. In addition, the Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered hereunder.

     5. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     6. The Company agrees with each of the Underwriters of any Designated Securities and with the Independent Underwriter:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval will not be unreasonably withheld or delayed) and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives or the Independent Underwriter promptly after reasonable notice thereof (which disapproval, if any, must not be unreasonable); to advise the Representatives and the Independent Underwriter promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives and the Independent Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives and the Independent

     Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed with the Commission or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement relating to the applicable Designated Securities and from time to time thereafter, to furnish to the Underwriters and the Independent Underwriter in New York City copies of the Prospectus as amended or supplemented in relation to such Securities in such quantities as the Representatives and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented in relation to such Securities would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when the Prospectus, as so amended or supplemented, is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and the Independent Underwriter and upon their request to file such document and to prepare and furnish without charge to each Underwriter, to the Independent Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance and in case any Underwriter is required to deliver a prospectus in connection with sales of any of such Securities at any time nine months or more after the time of issue of the Prospectus as amended or supplemented in relation thereto, upon the request and at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act in relation to such Securities;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158, in which case this Section 6(d) will not be construed to require the Company to file any report referred to in Rule 158 prior to the time at which such report is otherwise due);

        (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of
     (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

        (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     7. The Company covenants and agrees with the several Underwriters and the Independent Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the NASD of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     8. The respective obligations of the Underwriters of any Designated Securities and the Independent Underwriter under this Agreement and the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives or the Independent Underwriter, as the case may be, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington,

     D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives' or the Independent Underwriter, as the case may be;

        (b) Counsel for the Underwriters shall have furnished to the Representatives or the Independent Underwriter, as the case may be, their written opinion, dated the Time of Delivery for such Designated Securities, in substantially the form of Annex III hereto and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinion;

        (c) The General Counsel or other senior in-house counsel of the Company shall have furnished to the Underwriters or the Independent Underwriter, as the case may be, his written opinion, dated the Time of Delivery for such Designated Securities, in substantially the form attached hereto as Annex IV;

        (d) Brobeck, Phleger & Harrison LLP or other counsel for the Company satisfactory to the Representatives or the Independent Underwriter, as the case may be, shall have furnished to the Representatives or the Independent Underwriter, as the case may be, their written opinion, dated the Time of Delivery for such Designated Securities, in substantially the form attached hereto as Annex V;

        (e) The Trustee, shall have furnished to the Representatives or the Independent Underwriter, as the case may be, an officer's certificate dated the Time of Delivery in substantially the form set forth as Annex VI hereto.

        (f) On or prior to the date of the Pricing Agreement for any Designated Securities and at the Time of Delivery for such Designated Securities, each of the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives and the Independent Underwriter, as the case may be, a letter to the effect set forth in Annex II(a) hereto, and a letter dated such Time of Delivery to the effect set forth in Annex II(b) hereto, respectively, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives and the Independent Underwriter, as the case may be, may reasonably request and in form and substance satisfactory to the Representatives and the Independent Underwriter, as the case may be;

        (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the latest date as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock (other than issuances and forfeitures of capital stock in connection with equity-based compensation plans of the company and issuances of stock upon the exercise, conversion or exchange of any outstanding securities of the Company that are excisable to purchase, or convertible into or exchangeable for, capital stock and purchases of capital stock pursuant to any stock repurchase program disclosed in the Prospectus as amended or supplemented) or any increase in excess of $40 million in the long-term debt of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Prospectus as so amended or supplemented or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

        (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

        (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

        (j) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Securities; and

        (k) The Company shall have furnished or caused to be furnished to the Representatives and the Independent Underwriter at the Time of Delivery for the Designated Securities a certificate or certificates signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer and another senior officer of the Company substantially in the form of Annex VII hereto (including any additional matters as the Representatives or the Independent Underwriter, as the case may be, may reasonably request) and otherwise satisfactory to the Representatives, the Independent Underwriter and their counsel.

     9. Upon the execution by the Independent Underwriter as such of the Pricing Agreement applicable to any Designated Securities, the Independent Underwriter consents to the references to it as set forth under the caption "Underwriting" in the Prospectus as amended or supplemented with respect to such Designated Securities and in any further amendment or supplement thereto made in accordance with Section 6(a) hereof.

     10. (a) The Company will indemnify and hold harmless each Underwriter and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives or the Independent Underwriter, as the case may be, expressly for use in the Prospectus as amended or supplemented relating to such Securities or constitutes a reference to the Independent Underwriter consented to by it pursuant to
Section 9 hereof.

        (b) Each Underwriter will indemnify and hold harmless the Company and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) The Independent Underwriter will indemnify and hold harmless the Company and each Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 9 hereof; and will reimburse the Company or each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company or such Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

        (d)  Promptly after receipt by an indemnified party under subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each party to the Pricing Agreement with respect to the Designated Securities from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each party to the Pricing Agreement with respect to the Designated Securities in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Underwriters and the Independent Underwriter shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company, the total underwriting discounts and commissions received by such Underwriters and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof, respectively, bear to the sum of the total proceeds from the sale of the Designated Securities (before deducting expenses) in the offering and the fee payable to the Independent Underwriter pursuant to the first sentence of Section 4(e) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), neither any Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection
     (e) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

        (f) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act; the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company and to each person, if any, who controls the Company or the Independent Underwriter within the meaning of the Act; and the obligations of the Independent Underwriter under this Section 10 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Underwriter within the meaning of the Act.

     11. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of

Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

        (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Independent Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in the second sentence of Section 4(e) hereof and
     Section 7 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriter or any controlling person of any Underwriter, the Independent Underwriter or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     13. If any Pricing Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter or the Independent Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in the second sentence of Section 4(e) hereof and Sections 7 and 10 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter or the Independent Underwriter with respect to such Designated Securities except as provided in the second sentence of Section 4(e) hereof and Sections 7 and 10 hereof.

    14. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; if to the Independent Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the name and address of the Independent Underwriter as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:
General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    15. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, the Independent Underwriter or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    16. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, each of the Representatives and the Independent Underwriter, if any, plus one for each counsel counterparts hereof.

                              Very truly yours,

                              Louisiana-Pacific Corporation

                              By:     /s/ Curtis M. Stevens
                                 -----------------------------------------------
                              Name: Curtis M. Stevens
                              Title: Vice-President and Chief Financial Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Banc of America Securities LLC

By Goldman, Sachs & Co.


By:    /s/ Goldman, Sachs & Co.
   -----------------------------
     (Goldman, Sachs & Co.)

Independent Underwriter:

Goldman, Sachs & Co.

By:    /s/ Goldman, Sachs & Co.
   -----------------------------
     (Goldman, Sachs & Co.)

                                                                         ANNEX I

                               Pricing Agreement

Goldman, Sachs & Co., and
Banc of America Securities LLC
[Other co-representatives]
 As Representatives of the several
 Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

[Goldman, Sachs & Co.,
 As Independent Underwriter
85 Broad Street
New York, New York 10004]
                                                                          , 2001

Ladies and Gentlemen:

       Louisiana-Pacific Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August __, 2001 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and Banc of America Securities LLC, and the Independent Underwriter, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety [(other than the provisions relating to the Independent Underwriter as such)], and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein [(other than the representations and warranties of the Independent Underwriter as such)] shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address of the Representatives referred to in such Section 14 are set forth at the end of Schedule II hereto.

       An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

       Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto. [Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, upon the execution of this Agreement, the Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section
(b)(15) of Rule 2720 with respect to the offering and sale of the Designated Securities specified herein, and all provisions with respect to the Independent Underwriter contained in the Underwriting Agreement are incorporated herein in their entirety.]

       If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, each of the Representatives and the Independent Underwriter, if any, plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, [and by the Independent Underwriter,] this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters[, the Independent Underwriter] and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of other Underwriters party thereto.

                              Very truly yours,

                              Louisiana-Pacific Corporation

                              By: _______________________________
                              Name:
                              Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Banc of America Securities LLC,
 on behalf of each of the Underwriters

By Goldman, Sachs & Co.

By:_______________________________
          Goldman, Sachs & Co.


[Independent Underwriter:


Goldman, Sachs & Co.

By:_______________________________
          Goldman, Sachs & Co.]

SCHEDULE I

                           Underwriter                                   Principal
                           -----------                                   Amount of
                                                                        Designated
                                                                     Securities to be
                                                                         Purchased
                                                                    -------------------
Goldman, Sachs & Co.                                                $
Banc of America Securities LLC
[Name(s) of Co-Representatives]
[Names of other Underwriters]
                                                                    -------------------
Total                                                               $
                                                                    ===================



                                  SCHEDULE II



Title of Designated Securities:
   [  %] [Floating Rate] [Zero Coupon] [Notes]
   [Debentures] due  ,
Aggregate principal amount:
   [$]
Price to Public:
   % of the principal amount of the Designated Securities, plus accrued
   interest[, if any,] from          to                     [and accrued
   amortization[, if any,] from                 to           ]
Purchase Price by Underwriters:
   % of the principal amount of the Designated Securities, plus accrued interest from
             to          [and accrued amortization[, if any,] from
         to                    ]
Form of Designated Securities:
   [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]] [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]
Specified funds for payment of purchase price:
   Federal (same day) funds
Time of Delivery:
   a.m. (New York City time),                      , 20
Indenture:
   Indenture dated  April 2, 1999, between the Company and          , as Trustee
Maturity:
Interest Rate:
   [   %] [Zero Coupon] [See Floating Rate Provisions]
Interest Payment Dates:

   [months and dates, commencing ....................., 20..]
Redemption Provisions:
   [No provisions for redemption]
   [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount
   of [$        ] or an integral multiple thereof,[on or after       ,     at
   the following redemption prices (expressed in percentages of principal
   amount).  If [redeemed on or before        ,    %, and if] redeemed during
   the 12-month period beginning            ,

                 Year                                Redemption
                 ----                                  Price
                                                       -----

   and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]
   [on any interest payment date falling on or after             ,        ,
   at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]
   [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

   [Restriction on refunding]
Sinking Fund Provisions:
   [No sinking fund provisions]
   [The Designated Securities are entitled to the benefit of a sinking fund to
   retire [$          ] principal amount of Designated Securities on         in
   each of the years          through
       at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to
   retire an additional [$         ] principal amount of Designated Securities
   in the years           through            at 100% of their principal amount
   plus accrued interest.]

       [If Designated Securities are extendable debt securities, insert--

Extendable provisions:

   Designated Securities are repayable on           ,           [insert date and
   years], at the option of the holder, at their principal amount with accrued
   interest.  The initial annual interest rate will be       %, and thereafter
   the annual interest rate will be adjusted on           ,             and
   to a rate not less than       % of the effective annual interest rate on U.S.
   Treasury obligations with         -year maturities as of the [insert date 15
   days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

   Initial annual interest rate will be       % through          [and thereafter
   will be adjusted [monthly] [on each          ,         ,            and
   ] [to an annual rate of      % above the average rate for           -year
   [month][securities][certificates of deposit] issued by

        and        [insert names of banks].] [and the annual interest rate
   [thereafter] [from
       through         ] will be the interest yield equivalent of the weekly
   average per annum market discount rate for             -month Treasury bills
   plus         % of Interest Differential (the excess, if any, of (i) the then
   current weekly average per annum secondary market yield for         -month
   certificates of deposit over (ii) the then current interest yield equivalent
   of the weekly average per annum market discount rate for         -month
   Treasury bills); [from     and thereafter the rate will be the then current
   interest yield equivalent plus   % of Interest Differential].]

Defeasance provisions:
Closing location for delivery of Designated Securities:
Additional Closing Conditions:
   Paragraph 8(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

       "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".

Names and addresses of Representatives:
   Designated Representatives:
   Address for Notices, etc.:
[Other Terms]* :
Name and address of Independent Underwriter:

---------------------
* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                 [SCHEDULE III



Based upon clauses (A) through (D) of Section 4(b)(iv) of the Underwriting Agreement and assuming that the offering and sale of the Designated Securities is made as contemplated by the Underwriting Agreement, the Pricing Agreement and the Prospectus as amended or supplemented, the minimum yield on the Designated Securities recommended by the Independent Underwriter is __% (corresponding to an initial public offering price of __%), which minimum yield should in no way be considered or relied upon as an indication of the value of the Designated Securities.]

                                                                     ANNEX II(a)

                        FORM OF AUDITORS' COMFORT LETTER

          Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

    (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives or the Independent Underwriter, as the case may be, and are attached to such letters;

    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached to such letters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives or the Independent Underwriter, as the case may be, or any increases in any items specified by the Representatives or the Independent Underwriter, as the case may be, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives or the Independent Underwriter, as the case may be, or any increases in any items specified by the Representatives or the Independent Underwriter, as the case may be, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives or the Independent Underwriter, as the case may be, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives or the Independent Underwriter, as the case may be, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in
           Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or the Independent Underwriter, as the case may be, or in documents incorporated by reference in the Prospectus specified by the Representatives or the Independent Underwriter, as the case may be, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

           All references in this Annex II(a) to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter.

                                                                     ANNEX II(b)

                      FORM OF "BRING-DOWN" COMFORT LETTER

          Pursuant to Section 8(f) of the Underwriting Agreement the accountants shall furnish letters to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

     (i) They confirm that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission; and

     (ii) They confirm, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), in all material respects the conclusions and findings of such accountants with respect to the financial information and other matters covered by their letter delivered to the Underwriters pursuant to Section 8(f) of the Underwriting Agreement on or prior to the date of the Pricing Agreement with respect to the Designated Securities.

          All references in this Annex II(b) to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Time of Delivery for purposes of such letter.

                                                                       ANNEX III

                    FORM OF OPINION OF UNDERWRITERS' COUNSEL

          Pursuant to Section 8(b) of the Underwriting Agreement counsel for the Underwriters shall furnish a letter to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

       1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware.

       2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming the Indenture is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms.

       3. The Designated Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Pricing Agreement related thereto, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

       4. The statements made in the Prospectus under the captions "Description of Debt Securities," and "Description of the Notes," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

       5. Each of the Underwriting Agreement and the Pricing Agreement has been duly authorized, executed and delivered by the Company.

          Such counsel shall also state that based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus Supplement (excluding any documents incorporated by reference therein (the "Exchange Act Documents") and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the Time of Delivery, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) such counsel has no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) as of its date and as of the date hereof contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                                                                        ANNEX IV

                       FORM OF OPINION OF GENERAL COUNSEL

          Pursuant to Section 8(c) of the Underwriting Agreement the General Counsel or other senior in-house counsel of the Company shall furnish a letter to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

      1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented prior to the date hereof.

      2. Each of the Company's Significant Subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X under the Act) incorporated under the laws of the State of Delaware has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      3. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it is required to be so qualified, except for such failures to be so qualified and in good standing as individually or in the aggregate would not have a Material Adverse Effect.

      4. To such counsel's knowledge, except as otherwise disclosed in the Prospectus, as amended or supplemented prior to the date hereof, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, is reasonably likely individually or in the aggregate to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      5. The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, the Underwriting Agreement, and the Pricing Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement, or other financing agreement or any other agreement or instrument known to me to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations, and defaults as individually or in the aggregate would not have a Material Adverse Effect and would not have a material adverse effect on the ability of the Company to timely perform its obligations under the Underwriting Agreement and the Pricing Agreement, nor will such action result in (a) any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries or (b) any violation of any statute, order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, with respect to this clause (b) only, for such violations, defaults, and failures as individually or in the aggregate would not have a Material Adverse Effect and would not have a material adverse effect on the ability of the Company to timely perform its obligations under the Underwriting Agreement and the Pricing Agreement, it being understood that no opinion is expressed in this paragraph 5 with respect to any matter governed by the Securities Act, the Exchange Act, the Trust Indenture Act, or any state's or other jurisdiction's securities or Blue Sky laws.

      6. The Underwriting Agreement, the Indenture and the Pricing Agreement have been duly authorized, executed, and delivered by the Company.

      7. The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented prior to the date hereof.

      8. To such counsel's knowledge, neither the Company nor any of its subsidiaries is (a) in violation of its certificate of incorporation or by-laws (or comparable governing documents), or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me after due inquiry to which it is a party or by which it or any of its properties may be bound, except in the case of (b) above for such defaults as individually or in the aggregate would not have a Material Adverse Effect.

      9. To such counsel's knowledge, there is no amendment to the Registration Statement required to be filed, or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented, which have not been filed or incorporated by reference or described as so required.

          Such counsel has participated in the preparation of the Registration Statement and the Prospectus and, based on such participation, no facts have come to such counsel's attention which cause such counsel to believe that, as of the effective date, the Registration Statement, as amended or supplemented prior to the date hereof (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel expresses no belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented prior to the date hereof (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel expresses no belief), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectus, as amended or supplemented prior to the date hereof (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel expresses no belief), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. However, such counsel has not independently verified, and such counsel assumes no responsibility for, the accuracy, completeness, or fairness of the Registration Statement or the Prospectus, as amended or supplemented prior to the date hereof (including any documents incorporated or deemed to be incorporated by reference therein).

          To such counsel's knowledge, the representations and warranties of the Company contained in Section 2(n) of the Underwriting Agreement are true and correct as of the date hereof.

                                                                         ANNEX V

                     FORM OF OPINION OF COUNSEL TO COMPANY

          Pursuant to Section 8(d) of the Underwriting Agreement the counsel to the Company shall furnish a letter to the Underwriters or the Independent Underwriter, as the case may be, to the effect that:

       1. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented prior to the date hereof;

       2. The Underwriting Agreement and the Pricing Agreement have been duly authorized, executed, and delivered by the Company;

       3. The Designated Securities have been duly authorized, executed, authenticated, issued, and delivered and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented prior to the date hereof;

       4. The Indenture has been duly authorized, executed, and delivered by the Company and constitutes a valid and binding obligation of the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and the Base Indenture has been duly qualified under the Trust Indenture Act;

       5. No consent, approval, authorization, order, registration, or qualification of or with any court or governmental agency or body is required by or on behalf of the Company for the sale of the Designated Securities as contemplated by the Underwriting Agreement and the Pricing Agreement or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Pricing Agreement or the Indenture, except such as have been obtained under the Act, the Exchange Act, and the Trust Indenture Act, and such consents, approvals, authorizations, orders, registrations, or qualifications as may be required under state securities or Blue Sky laws or under the laws of any jurisdiction outside of the United States in connection with the purchase and distribution of the Designated Securities;

       6. The statements set forth in the Prospectus as amended or supplemented prior to the date hereof under the captions "Description of Debt Securities," "Description of the Notes," "Plan of Distribution" and "Underwriting," insofar as they purport to summarize the provisions of the laws and agreements to which the Company or any of its affiliates is a party referred to therein, constitute accurate summaries of such provisions in all material respects;

       7. The statements set forth in the Prospectus as amended or supplemented prior to the date hereof under the caption "Certain U.S. Federal Tax Considerations," insofar as they constitute statements of law or legal conclusions, are correct in all material respects; and

       8. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

          In addition, such counsel participated in conferences with certain officers and other representatives of the Company, its independent public accountants, the Underwriters and the Underwriters' counsel at which the contents of the Registration Statement and the Prospectus as amended or supplemented and related matters were discussed. Such counsel is not, however, passing upon, and does not assume any responsibility for, and, except as set forth in paragraph (6) above, such counsel has not independently checked or verified, the accuracy, completeness or fairness of the information contained in the Registration Statement or the Prospectus as amended or supplemented. Such counsel shall state, however, that based upon its participation as described in the preceding paragraph: (i) such counsel is of the opinion that (A) the documents of the Company incorporated by reference in the Prospectus or any amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related notes and schedules and other financial or statistical data contained or incorporated by reference therein, as to which such counsel expresses no opinion), when they were filed with the Commission (giving retroactive effect to any such amendments), complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and (B) the Registration Statement and the Prospectus, as amended or supplemented prior to the date hereof (other than the financial statements and related notes and schedules and other financial or statistical data contained or incorporated by reference therein, as to which such counsel expresses no opinion), comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;
(ii) such counsel confirms that such counsel has no reason to believe that, at the time the Registration Statement became effective, the Registration Statement, as amended or supplemented prior to the date hereof (other than the financial statements and related notes and schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) such counsel confirms that such counsel has no reason to believe that the Prospectus, as amended or supplemented prior to the date hereof (other than the financial statements and related notes and schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iv) such counsel confirms that such counsel has no reason to believe that, as of the date hereof, either the Registration Statement or the Prospectus, as supplemented or amended prior to the date hereof (other than the financial statements and related notes and schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), contains an untrue statement of a material fact or omits to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                        ANNEX VI

                          BANK ONE TRUST COMPANY, N.A.

                             TRUSTEE'S CERTIFICATE

          I, the undersigned officer of Bank One Trust Company, N.A. (as successor in interest to The First National Bank of Chicago), as trustee (the "Trustee"), under that certain Indenture dated as of April 2, 1999, as supplemented by the Third Supplemental Trust Indenture dated as of August __, 2001 (collectively, the "Indenture") between Louisiana-Pacific Corporation (the "Company") and the Trustee, pursuant to which Indenture the Company is issuing on the date hereof its ____% Senior [Subordinated] Notes due 20__ in the original aggregate principal amount of $_________ (the "Notes"), do hereby certify as follows:

       1. The Trustee is a national banking association duly organized, validly existing and in good standing under the national banking laws of the United States of America, is authorized to carry out corporate trust powers and has full power and authority to execute, deliver and perform the obligations of Trustee under the Indenture.

       2. The execution and delivery of and the performance by the Trustee under the Indenture and the authentication and delivery of the Notes have been duly authorized by all necessary corporate action on the part of the Trustee, and the Indenture constitutes a valid and legally binding obligation of the Trustee enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general principles of equity. The Trustee has authenticated the Notes in the manner required by the Indenture and delivered them to, or pursuant to the order of, the Company.

       3. Each person who, on behalf of the Trustee, executed and delivered the Indenture or authenticated the Notes was, at the date thereof, a duly elected, appointed or authorized, qualified and acting officer of the Trustee and was duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such documents are their genuine signatures; and attached hereto is a true and correct copy of a certificate endorsing the incumbency of such persons.

       4. As of the date hereof, the Trustee is eligible to act as Trustee under the Indenture pursuant to the provisions thereof and pursuant to the provisions of the Trust Indenture Act of 1939, as amended.

       5. Attached hereto as Exhibit A is a true and complete copy of an extract of the By-Laws of the Trustee, which By-Laws have been in full force and effect at all times since November 30, 1999, and are in effect on the date hereof.

       6. Attached hereto as Exhibit B is a true and complete copy of an extract of the By-Laws of The First National Bank of Chicago, which By-Laws were in full force and effect at all times since July 12, 1996, until the succession by the present Trustee on September 13, 1999.

          IN WITNESS WHEREOF, BANK ONE TRUST COMPANY, N.A., has caused this certificate to be executed in its corporate name by an officer thereunto duly authorized and its corporate seal to be affixed hereto.

DATED:  August __, 2001

                              BANK ONE TRUST COMPANY, N.A., as Trustee



                              By:  ______________________________
                                  Name:
                                  Title:  Vice President
(SEAL)

                                                                       ANNEX VII

                         Louisiana Pacific Corporation

                             Officers' Certificate
                             ---------------------

       The undersigned, __________, [title], and __________, [title] of Louisiana Pacific Corporation, a Delaware corporation (the "Company"), pursuant to Section 8(k) of the Underwriting Agreement, dated as of August __, 2001 (the "Underwriting Agreement"; unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as defined therein), among the Company and Goldman, Sachs & Co., as representative of the underwriters named therein and as Independent Underwriter, each hereby certifies, on behalf of the Company, that, to the best of his knowledge and belief, after reasonable investigation:

        1. The representations and warranties of the Company in Section 2 of the Underwriting Agreement are true and correct in all material respects as of the date hereof;

        2. The Company has complied with all of its agreements and performed all its obligations required to be performed on or prior to the date hereof contained in the Underwriting Agreement;

        3. The Prospectus has been timely filed with the Commission in accordance with Section 8(a) of the Underwriting Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose or suspending the qualification of the Indenture has been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration or the Prospectus or otherwise has been complied with; and the conditions set forth in Section 8(g) of the Underwriting Agreement have been fulfilled; and

        4. The undersigned, having carefully examined the Registration Statement and the Prospectus, certifies that, (A) as of the effective date of the Registration Statement and the date of the Prospectus, neither such document included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such dates, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

        5. At the date hereof, since the dates of the Prospectus there have not occurred any event or events that, individually or in the aggregate, would have a Material Adverse Effect.

        6. The sale of the Securities under the Underwriting Agreement, and each respective pricing agreement, has not been enjoined temporarily or permanently.

        7. Counsel for the Underwriters is entitled to rely on this certificate in connection with the opinions that such firms are rendering pursuant to clause (b) of Section 8 of the Underwriting Agreement.

Dated:               , 2001



                              By:
                                 ---------------------------------------
                                  Name:
                                  Title


                              By:
                                 ---------------------------------------
                                  Name:
                                  Title: